SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[X] Preliminary Proxy Statement                                        [_] Confidential, For Use of the
Commission Only                                                            (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            VIANET TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                            VIANET TECHNOLOGIES, INC.
                                83 Mercer Street

                            New York, New York 10012

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 1, 2000

                                                              New York, New York
                                                                    May 15, 2000

         The Annual Meeting of Stockholders (the "Annual Meeting") of Vianet Technologies, Inc., a Nevada corporation (the "Company"), will be held at the Dallas Marriott Quorom, 14901 Dallas Parkway, Dallas, Texas 75240 on June 1, 2000 at 10:00 AM (local time) for the following purposes:

     1. To elect six directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

     2. To approve the adoption of a classified board of directors with staggered terms (Proposal No. 2);

     3. To approve an amendment to the Company's Articles of Incorporation to authorize a class of preferred stock to be designated by the Board of Directors (Proposal No. 3);

     4. To approve the Company's 1999 Employee Stock Option Plan and to reserve up to 5,000,000 shares of Common Stock for issuance thereunder (Proposal No. 4);

     5. To approve a change in the state of incorporation of the Company from the state of Nevada to the state of Delaware (Proposal No. 5);

     6. To consider and act upon a proposal to ratify the Board of Directors' selection of Edward A. Isaacs & Company LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2000 (Proposal No. 6); and

     7. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on May 3, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                             By Order of the Board of Directors,
                                                           /s/ Elizabeth Disiere
                                                               Elizabeth Disiere
                                                                       Secretary

                                    IMPORTANT

                                    ---------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                            VIANET TECHNOLOGIES, INC.
                                83 Mercer Street

                            New York, New York 10012

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Vianet Technologies, Inc., a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Dallas Marriott Quorom, 14901 Dallas Parkway, Dallas, Texas 75240 on June 1, 2000 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on May10, 2000 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 22,544,195 shares of Common Stock.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about May 15, 2000.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

         At the Annual Meeting, the stockholders will elect six (6) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.


         Name                               Age               Position

         Jeremy T.G. Posner                 54                Chairman of the Board

         Peter  Leighton                    47                President, CEO and Director

         Robert H. Bailey                   57                Director

         Darrell J. Elliott                 53                Director

         Timothy P. Sullivan                58                Director

         F. Paul Whitlock                   59                Director


     The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

     Jeremy Posner is a co-founder of Vianet and has been the Chairman of the company since its inception. From 1988 to 1997, Mr. Posner was a Senior Vice President and Director of Intelect Communications Inc. Prior to joining Intelect, Mr. Posner headed an international investment group where he assisted emerging companies, raised venture capital and provided management consulting services. Mr. Posner holds an MBA from York University, Toronto Canada, and a Bachelor of Laws degree from the University of Birmingham, England.

     Peter Leighton is a co-founder of Vianet and has been President and Chief Executive Officer of the company since its inception. From 1989 to 1997, he was the Chief Executive Officer of Intelect Communications, Inc. He has over fifteen years of experience working with companies in the US, Europe and South America. Mr. Leighton is a member of the Canadian Institute of Chartered Accountants and has a B.Sc. Engineering Science degree from Exeter University in England.

     Robert H. Bailey has been a Director of Vianet since March 1999. For more than ten years, Mr. Bailey has been Vice President of AMS Planning & Research Corp., a consulting firm to the arts and entertainment industry, providing capital facility development planning, market research and strategic consulting services. He obtained a Bachelor of Science degree from the University of British Columbia and an MBA from York University, Toronto Canada.

     Darrell Elliott has been a Director of Vianet since March 1999. Mr. Elliott is Senior Vice President for MDS Capital Corp and President of MDS Ventures Pacific Inc. Prior to August 1998 he worked for approximately nine years with Royal Bank Capital Corporation as Regional Vice President. Mr. Elliott obtained a B.A. (Hons) Economics degree from the University of South Africa (Pretoria) and has over 27 years of merchant banking, venture capital and related business operations experience.

     Timothy P. Sullivan is standing for election as a Director of Vianet for the first time. Mr. Sullivan is currently Vice President and General Manager, Optical Area Networking for Lucent Technologies, Inc. Previously he held senior management positions with Connectware, Inc., Nortel and IBM. Mr. Sullivan has a BSEE degree from the University of Notre Dame, South Bend, Indiana.

     F. Paul Whitlock has been a Director of Vianet since March 1999. Mr. Whitlock is the founder and Director of NetGain Consulting Limited, a UK based firm providing management consulting and project management services to the telecommunications industry. He previously held a series of senior telecommunications and information technology management positions with Nortel Networks in Europe and The Plessey Company. Mr. Whitlock gained a Bachelors Degree in Electrical Engineering from Sheffield University, England and an MBA from York University, Toronto Canada.

     No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

     Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

     Notwithstanding the foregoing, in the event that Proposal No. 2 is approved, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III. Any director in Class I will hold office until the first annual meeting of stockholders following the 2000 annual meeting; any director in Class II will hold office until the second annual meeting of stockholders following the 2000 annual meeting; and any director in Class III will hold office until the third annual meeting of stockholders following the 2000 annual meeting; and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each subsequent annual meeting of stockholders, with the remaining classes continuing their respective three-year terms.

     If Proposal No. 2 is adopted, the directors of the Company, will be divided into classes as follows:

STANDING FOR ONE YEAR TERMS:

         Peter Leighton
         Timothy P. Sullivan

STANDING FOR TWO YEAR TERMS:

         Robert H. Bailey
         Darrell J. Elliot

STANDING FOR THREE YEAR TERMS:

         Jeremy Posner
         F. Paul Whitlock

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors of the Corporation held six (6) meetings and acted by unanimous written consent on fourteen (14) occasions. All directors attended all of the meetings of the Board of Directors during the last fiscal year.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is composed of three directors, Messrs. Bailey, Elliott and Whitlock. The Audit Committee is responsible for (a) recommending the engagement and termination of the independent public accountants to audit the financial statements of the Company, (b) overseeing the scope of the external audit services, (c) reviewing adjustments recommended by the independent public accountant and address disagreements between the independent public accountants and management, (d) reviewing the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance  with laws and  regulations,  and (e)  supervises  the internal audit function, which may include approving the selection, compensation and termination of internal auditors. The Audit Committee met two (2) times during the last fiscal year.

         The Compensation Committee consists of three directors, Messrs. Bailey, Elliott and Whitlock. The Committee is responsible for overseeing the compensation of the executive officers and directors, including annual executive salaries, bonuses and cash incentives and long-term equity incentives, to ensure that such officers and directors receive adequate and fair compensation. The Compensation Committee also administers the Company's stock option plans. The Compensation Committee met two (2) times during the last fiscal year.

         The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Elizabeth Disiere at the Company's address set forth above.

                            COMPENSATION OF DIRECTORS

         Directors currently each receive a cash fee of $12,000 per annum for services provided in that capacity and are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend. During the 1999 fiscal year, Mssrs. Bailey, Elliott and Whitlock were each granted 20,000 shares of Common Stock and 40,000 options to purchase shares of Common Stock as compensation for their services as directors of the Company.

         The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2
                    ADOPTION OF CLASSIFIED BOARD OF DIRECTORS

         The Company does not currently have a classified board of directors. The directors of the Nevada Company are set forth in Proposal One.

         Nevada law permits, but does not require, the adoption of a classified board of directors with staggered terms. A maximum of three classes of directors is permitted by Nevada law, with members of one class to be elected each year for a maximum term of three years. Classification of the Board of Directors might make it more difficult for a person acquiring shares to take immediate control of the Board of Directors. If this proposal is approved, the Company's Certificate of Incorporation and Nevada Bylaws will be amended to provide for a classified Board of Directors with three classes of directors (the "Classified Board Provision").

         Under the Classified Board Provision, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III. Any director in Class I will hold office until the first annual meeting of stockholders following the 2000 annual meeting; any director in Class II will hold office until the second annual meeting of stockholders following the 2000 annual meeting; and any director in Class III will hold office until the third annual meeting of stockholders following the 2000 annual meeting; and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each subsequent annual meeting of stockholders, with the remaining classes continuing their respective three-year terms.

         If this Proposal is adopted, the directors of the Company will be divided into classes as follows:

STANDING FOR ONE YEAR TERMS:

         Peter Leighton
         Timothy P. Sullivan

STANDING FOR TWO YEAR TERMS:

         Robert H. Bailey
         Darrell J. Elliot

STANDING FOR THREE YEAR TERMS:

         Jeremy Posner
         F. Paul Whitlock

         By approving Proposal Two, stockholders will be approving the Classified Board Provision, the election of the same directors as would be elected to the Board of Directors of the Company in the event Proposal One is approved by the stockholders, and the initial classification of directors set forth above.

         Classification of directors is likely to provide the Board of Directors with greater continuity and experience, since normally at least one member of the Board of Directors would be in such member's second year of service and at least one member of the Board of Directors would be in such member's third year of service. Although the Board of Directors is not aware of any problems experienced by the Company in the past with respect to continuity and stability of leadership and policy, the Board of Directors believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future.

         Adoption of the Classified Board Provision may significantly extend the time required to elect a new majority to the Board of Directors. Presently, the Nevada Articles allow a change in control of the Board of Directors by a majority of the Company's stockholders at a single annual meeting or special meeting of stockholders. With the Classified Board Provision, unless directors are removed, it will require at least two annual meetings of stockholders for a majority of stockholders that is less than a two-thirds majority to make a change in control of the Board of Directors, since only a minority of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified Board of Directors will also make it more difficult for stockholders to effect a change in control of the Board of Directors, even if such a change in control is sought due to dissatisfaction with the performance of the Company's directors.

         The existence of a classified Board may deter so-called "creeping acquisitions" in which a person or group seeks to acquire: (i) a controlling position without paying a normal control premium to the selling stockholders;
(ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence the Company. Furthermore, the ability of the incumbent Board of Directors to respond appropriately to a creeping acquisition will be strengthened. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD RECOMMENDS A VOTE FOR ADOPTION OF A CLASSIFIED BOARD OF DIRECTORS.

                                 PROPOSAL NO. 3

    AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS
         OF PREFERRED STOCK TO BE DESIGNATED BY THE BOARD OF DIRECTORS

The Board of Directors of the Company has unanimously determined that it is advisable and in the best interest of the Company to amend the Company's Articles of Incorporation to authorize 10,000,000 shares of preferred stock to be designated by the Board of Directors. Attached as Exhibit A and incorporated herein by reference is the text of the proposed amendment to the Articles of Incorporation.

The Company currently has no authorized stock other than Common Stock. If this proposal is approved, the Board of Directors will be entitled to issue up to
10,000,000 shares of "blank check" preferred stock in one or more series for such consideration and on such terms as the Board of Directors determines in its sole discretion, without further authorization by the Company's stockholders. The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, dividend rights, voting rights, redemption prices, maturity dates and similar matters are determined by the Board of Directors.

The Board of Directors believes that it is advisable to authorize the preferred stock and have it available for issuance in connection with possible future transactions, such as financings and acquisitions. "Blank check" preferred stock allows the Company greater flexibility than Common Stock in financings and acquisitions because the Company can more precisely satisfy the financial criteria of any investor or acquisition candidate.

The Company currently has no arrangements, understandings or commitments with respect to the issuance of any of the preferred stock. There will not be any statutory preemptive rights with respect to the preferred stock.

Although the Board of Directors has no present intention of doing so, it could issue shares of preferred stock (within the limits imposed by applicable law) that could make more difficult of discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. The issuance of preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company by selling preferred stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could issue a series of preferred stock which entitles the holders to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The issuance of a series of preferred stock could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person to not be in the best interest of the stockholders and the Company. Such issuance of preferred stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock.

Accordingly, this proposal to amend the Articles of Incorporation may be deemed, under certain circumstances which may or may not occur, to be an anti-takeover measure. However, this proposal is not being presented as, and it is not part of, any plan to adopt a series of anti-takeover measures.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED STOCK.

                                 PROPOSAL NO. 4

                 APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN

         At the Annual Meeting, the Company's stockholders are being asked to approve the 1999 Employee Stock Option Plan (the "1999 Option Plan"), as amended, and to authorize 5,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 1999 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1999 Option Plan. Attached as Exhibit A and incorporated herein by reference is the text of the 1999 Employee Stock Option Plan.

GENERAL

         The 1999 Option Plan was adopted by the Board of Directors in March 1999, and provided for the issuance of up to 2,000,000 options. In February 2000, the Board of Directors approved an amendment to the 1999 Option Plan to increase the number of options available for grant to 5,000,000. The Board of Directors has reserved 5,000,000 shares of Common Stock for issuance under the 1999 Option Plan.

         Over the period from March 1, 1999, to the date of this Proxy, the Company has granted options to purchase an aggregate of 1,167,000 shares of Common Stock under the 1999 Option Plan, including options to purchase a total of 760,000 shares of Common Stock issued to officers and directors of the Company. The following table sets forth the number of options granted to the Company's officers and directors under the 1999 Option Plan:


         NAME AND POSITION                                     NUMBER OF OPTION SHARES
         Peter Leighton, President, Chief

          Executive Officer and Director                               200,000

         Jeremy T.G. Posner, Chairman                                  200,000

         Bruce Arnstein, Chief Operating Officer                       150,000

         Vincent Santivasci, Chief Financial Officer                    50,000

         Elizabeth Disiere, Secretary                                   40,000

         Darrell Elliott, Director                                      40,000

         Robert Bailey, Director                                        40,000

         Paul Whitlock, Director                                        40,000

         Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder. The 1999 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1999 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

          The primary purpose of the 1999 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. The ability of a company to offer a generous stock option program has now become a standard feature in the industry in which the company operates. In the event that the 1999 Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

         The 1999 Option Plan, is administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 1999 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

         Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

         Members of the Board of Directors who are eligible employees are permitted to participate in the 1999 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 1999 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 1999 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

         Under the 1999 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 1999 Option Plan.

TERMS OF OPTIONS

         The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value, or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
         (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 1999 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

         Except as  otherwise  provided  in the 1999  Option  Plan,  any  Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 1999 Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

STOCK APPRECIATION RIGHTS

         The 1999 Option Plan also permits the granting of one or more Stock Appreciation Rights to eligible participants. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to the participant of the related Options; provided, however, that: (i) any Option shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right shall expire and not be exercisable upon the exercise of any Option with respect to the same share, and (iii) an Option and a Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the participant shall be entitled to receive an amount equal to the excess, if any, of (A) the fair market value of a share of Common Stock on the date of exercise over (B) the exercise price of such Stock Appreciation Right.

 FEDERAL INCOME TAX ASPECTS OF THE 1999 OPTION PLAN

         THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 1999 OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1999 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

         The 1999 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 1999 Option Plan.

          If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

          If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

         In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 1999 Option Plan.

          The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

         Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 1999 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL NO. 5

                     REINCORPORATION FROM NEVADA TO DELAWARE

         The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Nevada to Delaware. The primary purpose of this reincorporation is to allow the Company to benefit from Delaware's well-developed corporate law.

PRINCIPAL REASONS FOR THE REINCORPORATION

         The primary reason for the Board's recommendation of the reincorporation is the well-developed case law interpreting the state of Delaware General Corporate Law ("Delaware GCL"), which the Board believes will allow it to more effectively perform its duties. Although the Private Corporations Law of the State of Nevada ("Nevada Code") is relatively similar to the Delaware GCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Code. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States. This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Following from these conditions, Delaware's courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. Thus, for example, relative to other states Delaware provides greater guidance to directors in the context of dealing with major transactions, including potential changes in corporate control, along with more general corporate matters. The Board therefore believes that the overall effect of the reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, including takeover attempts, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to the Company and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

         The Company believes that the reincorporation will also allow the Company to make use of the increased flexibility and certain other features afforded by Delaware law which the Board of Directors believes will encourage potential acquirors in any takeover attempts to negotiate directly with the Board of Directors. Takeover attempts have become increasingly common in recent years. Takeover attempts which have not been negotiated with and approved by the board of directors can seriously disrupt the business and management of a company and cause such company to suffer great expense. Such attempts may also take place at inopportune times and may involve terms which may be less favorable to all of the stockholders than would be available in a transaction negotiated and approved by the board of directors can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the company and all of its stockholders. In addition, in the case of a proposal for the board of directors to analyze the proposal thoroughly and to present that analysis to the stockholders in the most effective manner.

         Unsolicited or hostile takeover attempts are frequently structured in ways which the Board of Directors believes may not be in the best interests of all of the stockholders. Although a takeover attempt may be made at a price substantially above then current market prices, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, stockholders may be presented with the alternatives of either partially liquidating their investment at a time which may be disadvantageous or retaining their investment as minority stockholders in an enterprise which is controlled by persons whose objectives may be different from those of the remaining minority stockholders. A takeover attempt may take the form of a two-tier offer in which cash is offered for a portion of the target company's outstanding shares and thereafter securities that re or may be worth less than the cash portion are offered for the remaining shares. Furthermore, hostile takeover attempts are sometimes timed and designed to foreclose or minimize the possibility of more favorable competing bids, which frequently may result in stockholders losing the opportunity to receive and consider alternative and possibly more attractive proposals.

         The Board of Directors recognizes that takeover attempts which have not been negotiated with and approved by a target company's board of directors do not always have the unfavorable consequences or effects described above. See "Possible Negative Considerations" below. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and all of its stockholders. Accordingly, the Board of Directors believes that it is in the best interests of the Company and its stockholders to encourage potential acquirors to negotiate directly with Board of Directors and that certain of the changes resulting from the Reincorporation will encourage such negotiations and may discourage hostile takeover attempts. It is also the Board of Directors' view that the existence of these provisions should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of The Company and which is in the best interests of all of its stockholders. No aspect of the Reincorporation would prevent any person from making a tender offer to The Company stockholders or prevent any stockholder from accepting such an offer.

         The reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed or threatened takeover or other attempt to acquire control of the Company. The Board of Directors is not aware of any tender offer, leveraged buyout, proxy contests or other similar transaction involving a change in control of the Company that is now pending or under consideration. Management does not currently have under consideration, and does not have any current intention to propose or adopt, any other measures which might discourage takeovers apart from those proposed in this information statement. However the Board of Directors may adopt such measures at some time in the future, which may or may not require stockholder approval.

POSSIBLE NEGATIVE CONSIDERATIONS

         Notwithstanding the belief of the Board of Directors as to the benefits to the Stockholders of the Reincorporation, the Stockholders should recognize that one of the effects of the Reincorporation may be to discourage a future attempt to acquire control of The Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the The Company stockholders might believe to be in their best interests or in which the Stockholders might receive substantial premium for their shares over then current market prices, as a result, the Stockholders who might desire to participate in such a transaction may not have an opportunity to do so. In addition, unapproved tender offers and takeover attempts may be made at times and in circumstances which are beneficial to and in the interest of the Stockholders. Tender offers or takeover attempts do not all have features of the type described above which may be to the disadvantage of the Stockholders. Furthermore, it is not always the case than an unsolicited offer will be less advantageous than a company-negotiated transaction such transactions can provide the Stockholders with considerable value for their shares and can be in the interests of all the Stockholders.

         The Board of Directors has considered these potential disadvantages and has unanimously concluded that the potential benefits of the Reincorporation significantly outweigh its possible disadvantages.

SUMMARY OF THE PROPOSED TRANSACTION

         The following discussion summarizes certain aspects of the proposed reincorporation of the Company in Delaware. If approved by the Company's stockholders, the proposed reincorporation would be effected by merging the Company into a wholly-owned subsidiary of the Company (the "Surviving Corporation"), which will be incorporated under the laws of Delaware for the purpose of effecting the proposed merger (the "Merger"). The Merger would be accomplished pursuant to the terms of an Agreement and Plan of Merger between the Company and the Surviving Corporation in substantially the form included herein as Appendix C (the "Merger Agreement"). The Surviving Corporation will continue under the name Vianet Technologies, Inc.

         At the effective time of the Merger, the Surviving Corporation will be governed by the Delaware GCL and by the new Certificate of Incorporation (the "Delaware Certificate") attached hereto as Appendix D and the new Bylaws (the "Delaware Bylaws") attached hereto as Appendix E. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

         With certain exceptions, the Delaware GCL is substantially similar to the Nevada Code. For a discussion of the material differences in stockholders' rights and the powers of management under the Delaware GCL and the Nevada Code, see "Material Differences Between the Corporation Laws of Delaware and Nevada," below. Except to the extent that changes are dictated by the application of the Delaware GCL, the Delaware Certificate and Delaware Bylaws will be substantially similar to the Company's present Articles of Incorporation and Bylaws (the "Nevada Articles" and the "Nevada Bylaws," respectively). See "Material Differences Between the Charter of the Company and the Surviving Corporation," below.

         Upon effectiveness of the Merger, each share of Common Stock of the Company will automatically be converted into a share of Common Stock of the Surviving Corporation, and stockholders of the Company will automatically become stockholders of the Surviving Corporation. Certificates for the Common Stock of the Company will be deemed to represent the same number of shares as represented by the Company's current certificates prior to the Merger. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH.

In addition, upon effectiveness of the Merger each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1999 Option Plan will be adopted and continued by the Delaware Company following the reincorporation. Stockholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of such plans by the Delaware Company.

         Under Nevada law, the affirmative vote of a majority of the outstanding shares is required for approval of the proposed Merger and reincorporation. If approved by the stockholders at the Annual Meeting, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The proposed Merger and reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable.

     Adoption and approval of the Merger will affect certain rights of stockholders. Accordingly, stockholders are urged to read carefully this entire Proposal No. 5 and the annexes hereto before voting on this Proposal No. 5.

CERTAIN CONSEQUENCES OF THE MERGER

         The Merger will not result in any change in the name, business, management, assets, liabilities or net worth of the Company. The Company will continue to maintain its executive offices in New York, New York. The capitalization, consolidated financial condition and results of operations of the Surviving Corporation immediately after consummation of the Merger will be the same as those of the Company immediately prior to the consummation of the Merger.

         Consummation of the Merger is subject to stockholder approval. Upon satisfaction of that condition, the Merger will be consummated as follows:

EFFECTIVE DATE. The Merger will take effect at the later of the date on which a certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Articles of Merger with the Secretary of State of Nevada (the "Effective Date"), which filing is anticipated to be made as soon as practicable after the adoption and approval of the Merger Agreement by the stockholders of the Company. On the Effective Date of the Merger, the separate corporate existence of the Company will cease, and stockholders of the Company will become stockholders of the Surviving Corporation governed by the Delaware GCL, the Delaware Certificate and the Delaware Bylaws.

MANAGEMENT AFTER THE MERGER. Upon effectiveness of the Merger, the Board of Directors of the Surviving Corporation will consist of those persons elected to the Board of Directors of the Company at the Annual Meeting and those persons continuing to serve as directors at the time of the Annual Meeting. Such persons and their respective terms of office are set forth above under the caption "Election of Directors," above. The directors will continue to hold office as directors of the Surviving Corporation for the same term for which they would otherwise serve as directors of the Company in accordance with Proposal No.1 above. It should be noted, however, that, in the event that Proposal No. 2 above is approved, the directors will continue to hold office as directors for the staggered terms specified in Proposal No. 2. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of the Surviving Corporation upon the effectiveness of the Merger.

CAPITALIZATION OF THE SURVIVING CORPORATION; STOCK CERTIFICATES. The authorized number of shares of common stock of the Company is currently 100,000,000, $0.001 par value. The authorized number of shares of common stock of the Surviving Corporation will continue to be 100,000,000, $0.001 par value (the "Surviving Corporation Common Stock"). In addition, provided that Proposal No. 3 above is approved, the Surviving Corporation will also have 10,000,000 shares, $0.001 par value, of authorized but unissued Preferred Stock. See, "Material Differences Between the Charter of the Company and the Surviving Corporation," below.

         In the Merger, Company Common Stock will be converted, share for share, without any action on the part of the holder thereof, into the Surviving Corporation Common Stock. The Surviving Corporation Common Stock will not have preemptive rights and will not be subject to assessment. All shares of the Surviving Corporation Common Stock to be issued in the Merger will be fully paid and nonassessable. As holders of stock in a Delaware corporation, the Surviving Corporation stockholders will have the rights provided by the Delaware GCL, the Delaware Certificate and the Delaware Bylaws. See "Material Differences Between the Corporation Laws of Nevada and Delaware," below.

         Each outstanding certificate representing shares of Company Common Stock will continue to represent the same number of shares of the Surviving
Corporation   Common  Stock  until  submitted  for  transfer  to  the  Surviving
Corporation. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION.

         Continental Stock Transfer & Trust Company, which is transfer agent and registrar for the Company, will act as transfer agent and registrars for the Surviving Corporation.

COMPANY EMPLOYEE STOCK INCENTIVE PLAN. The Company's equity incentive plan will not be changed in any material respect by the Merger. Each option to purchase shares of Company Common Stock outstanding immediately prior to the Merger pursuant to the Company's 1999 Option Plan, subject to stockholder approval, will be converted into an option to purchase the same number of shares of the Surviving Corporation Common Stock upon the same terms and conditions as in effect immediately prior to the Effective Date. See Proposal No. 4 above for a summary of the Company's 1999 Option Plan.

INDEBTEDNESS OF THE COMPANY. All indebtedness of the Company outstanding on the Effective Date will be assumed by the Surviving Corporation in connection with the Merger. To the Company's knowledge, no indebtedness of the Company will be accelerated as a result of the proposed transaction.

TRADING OF THE SURVIVING CORPORATION COMMON STOCK. It is anticipated that the Surviving Corporation Common Stock will be quoted on the Over-The-Counter Bulletin Board (or the Nasdaq SmallCap Market, should the Company become listed on the Nasdaq SmallCap Market) without interruption, and that such market will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of the Surviving Corporation in transactions subsequent to the Merger.

AMENDMENT, DEFERRAL OR TERMINATION OF THE AGREEMENT OF MERGER. The Merger Agreement provides that the Boards of Directors of the Company may amend the Merger Agreement prior to or after approval of the Merger by the stockholders of the Company but not later than the Effective Date; provided that no such amendment may be made that is not approved by such stockholders if it would affect the principal terms of the Merger Agreement.

         The Merger Agreement also provides that the Board of Directors of the Company may terminate and abandon the Merger or defer its consummation for a reasonable periods, notwithstanding stockholder approval, if in the opinion of the Board of Directors, such action would be in the best interests of the Company.

FEDERAL INCOME TAX CONSEQUENCES. It is anticipated that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Company Common Stock or by the Company or the Surviving Corporation as a result of the consummation of the Merger. Each former holder of Company Common Stock will have the same tax basis in the Surviving Corporation Common Stock received pursuant to the Merger as he has in Company Common Stock held by him at the time of the consummation of the Merger. Each stockholder's holding period with respect to such the Surviving Corporation Common Stock will include the period during which he held the corresponding Company Common Stock, provided the latter is held as a capital asset at the time of consummation of the Merger. The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the Merger have been or will be sought by the Company.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CHARTER DOCUMENTS OF THE COMPANY AND THE SURVIVING CORPORATION

         In general, the Company's corporate affairs are governed at present by the corporate law of Nevada, the Company's state of incorporation, and by the Nevada Articles and the Nevada Bylaws, which have been adopted pursuant to Nevada law. The Nevada Articles and Nevada Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Vianet Technologies, Inc., 83 Mercer Street, New York, New York 10012, Attention:
Corporate Secretary.

         In March 1999, the Company's predecessor, Vianet Technologies, Inc., a Delaware corporation ("Vianet Delaware"), merged with and into Radar Resources, Inc., a Nevada corporation ("Radar"). Upon completion of Vianet Delaware's merger with Radar, Radar changed its name to Vianet Technologies, Inc ("Vianet") and began operating as the current company. As a result of the foregoing, the Company's existing Bylaws consist of the Bylaws adopted by the founders of Radar prior to the merger by the Company's predecessor with and into Radar. Upon review of such Bylaws, the board of directors has concluded that, for the orderly operation of a publicly held company, the Nevada ByLaws are deficient in many respects. Further, the board of directors believes that the reincorporation presents the Company with an opportunity to adopt more new, more comprehensive Bylaws that will allow the Company to fully avail itself of the comprehensive, modern and flexible corporate laws that exist in the State of Delaware.

         If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than Nevada law. The Nevada Articles and Nevada Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits D and E to this Proxy. Accordingly, the differences among these documents and between Delaware and Nevada law are relevant to your decision whether to approve the reincorporation proposal.

         The most significant differences between the provisions of the Nevada Articles and the Nevada Bylaws and the provisions of the Delaware Certificate and the Delaware Bylaws, and the reasons for, and certain possible effects of, the implementation of certain of these provisions, are summarized below. Shareholders are requested to read the following discussion in conjunction with the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement.

AUTHORIZED  CAPITAL  STOCK.  The  Company  is  currently   authorized  to  issue
10,000,000 shares of common stock, $.001 par value per share. The Surviving Corporation shall be authorized to issue 100,000,000 shares of common stock, $.001 par value per share. In addition, provided that Proposal No. 3 above is approved, the Surviving Corporation will also have 10,000,000 shares, $0.001 par value, of authorized but unissued Preferred Stock. See, "Material Differences Between the Charter of the Company and the Surviving Corporation," below.

LIMITATIONS ON CALL OF MEETINGS AND ACTION BY WRITTEN CONSENT OF STOCKHOLDERS. The Nevada Bylaws provided, in accordance with the Nevada GCL, that a special meeting of stockholders may be called by the board of directors or the holders of shares entitled to cast not less than a majority of the votes at such meeting. The Delaware Bylaws provide that a special meeting of stockholders may be called by the Chairman of the Board, the President or the Board of Directors, and shall be called by the President or the Secretary at the request in writing of a majority of the directors or stockholders entitled to vote or as otherwise required by the Delaware General Corporation Law. However, the advance notice provisions described below make it more difficult for stockholders to bring any business before an annual meeting or to nominate persons for election to the Board of Directors of The Surviving Corporation.

         Both the Delaware GCL and the Nevada GCL permit stockholders, unless specifically prohibited by the certificate or articles of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action by written consent may, in some circumstances, permit the taking of stockholder action opposed by the board of directors more rapidly than would be possible if a meeting of stockholders were required. The Nevada Bylaws provided and the Delaware Bylaws currently provide for such stockholder action by written consent. However, the Delaware Bylaws provide that Section 3 of Article I and
Article II (in its entirety) of the By-Laws may each only be altered, amended or repealed by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election.

VOTING AND PROXIES. Both the Nevada Bylaws and the Delaware Bylaws provide that stockholders may vote in person or may authorize another person or persons to vote or act for him by written proxy. The Nevada Bylaws provide that no such proxy shall be voted or acted upon after six months from the date of its execution, unless the proxy expressly provides for a longer period, which period in no case shall exceed seven (7) years from its execution. The Delaware Bylaws provide that no such proxy shall be voted or acted upon after six months from the date of its execution, unless the proxy expressly provides for a longer period, which period in no case shall exceed three (3) years from its execution.

NUMBER OF DIRECTORS. The Nevada Bylaws provided that the number of directors of the Company should not be less than one (1) or such other number as may be determined by the Board of Directors. The exact number of directors could be changed by an amendment of the Nevada Bylaws adopted by the Board of Directors.

The Delaware Bylaws provide that the number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three (3). The number of directors may be changed outside of the foregoing limits only by an amendment to the Delaware Bylaws. See "Amendment of Bylaws" below.

REMOVAL OF DIRECTORS. The Nevada Bylaws do not contain any provisions regarding removal of directors. The Nevada Bylaws do, however, provide, as permitted by the Nevada GCL, that a vacancy in the board of directors, unless the vacancy was created by a stockholder removal of a director, shall be filled for the unexpired term by a majority vote of the remaining directors, thought less than a quorom.

The Delaware Bylaws provide, as permitted by the Delaware GCL, that directors may be removed with or without cause only by the affirmative vote of the holders of a 75% of the outstanding securities of The Surviving Corporation then entitled to vote. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

While the Company does not currently have a classified board of directors, the Surviving Corporation will have a classified board of directors.

ELECTIONS; CLASSIFIED BOARD OF DIRECTORS. As stated above, the Company does not currently have a classified board of directors. The directors of the Nevada Company, who will also be the directors of the Delaware Company if the reincorporation proposal is approved, are set forth in Proposal 1.

If Proposal No. 2 is adopted, the directors of the Delaware Company, who are also the current directors of the Company, will be divided into classes as follows:

STANDING FOR ONE YEAR TERMS:

         Peter Leighton
         Timothy P. Sullivan

STANDING FOR TWO YEAR TERMS:

         Robert H. Bailey
         Darrell J. Elliot

STANDING FOR THREE YEAR TERMS:

         Jeremy Posner
         F. Paul Whitlock

NOMINATION OF DIRECTORS. The Delaware Bylaws provide that nominations of persons for election to the Board of Directors of the Surviving Corporation shall be made only at a meeting of stockholders and only (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Surviving Corporation entitled to vote for the election of directors at the meeting who timely complies with the notice procedures therein set forth. To be timely, a stockholder's notice must be delivered to or mailed to and received at the principal executive offices of the Surviving Corporation not less than sixty
(60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

The Board of Directors believes that advance notice of nominations by stockholders will afford a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board of Directors, will provide an opportunity to inform stockholders about such qualifications. Although this nomination procedure does not give the Board of Directors any power to approve or disapprove of stockholder nominations for the election of directors, this nomination procedure may have the effect of precluding a nomination for the election of directors at a particular annual meeting if the proper procedures are not followed and may discourage or deter a stockholder from conducting a solicitation of proxies to elect its own directors or otherwise attempting to obtain control of The Surviving Corporation.

There are no comparable notice requirements in the Nevada Articles or Nevada Bylaws.

BUSINESS INTRODUCED BY STOCKHOLDERS AT ANNUAL MEETINGS. The Delaware Bylaws provide that, where business introduced by a stockholder is not specified in the notice of annual meeting, then in addition to any other applicable requirements, for business to be properly introduced by a stockholder at an annual meeting of the stockholders, the stockholder must have given timely notice thereof in writing  to  the  Secretary  of  the  Surviving  Corporation.  To be  timely,  a stockholder's notice must be delivered to or mailed and received by the Secretary of the Surviving Corporation in the same manner and subject to the same time requirements provided for stockholder notice of nominations to the Board of Directors. See "Certain Significant Differences Between the Charter Documents of the Company and the Surviving Corporation - Nominations of Directors" above. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of the Surviving Corporation Common Stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

         The purpose of requiring advance notice of business to be brought by a stockholder before an annual meeting is to enable the Board of Directors to give advance notice of such business to the stockholders generally, and to afford the Board of Directors a meaningful opportunity to consider the merits of the matter to be raised by stockholders. Although this procedure does not give the Board of Directors any power to approve or disapprove such matters, this procedure may have the effect of precluding the consideration of matters at a particular annual meeting if the proper procedures are not followed, even if approval of such matters may be deemed by some stockholders to be beneficial to The Surviving Corporation and its stockholders.

         There are no comparable requirements in the Nevada Articles or Nevada Bylaws.

ELECTION OF OFFICERS. The Nevada Bylaws provide that officers shall be appointed by the Board of Directors at the first meeting held after the election of the Board of Directors. The Delaware Bylaws provide that the officers shall be appointed annually by the Board of Directors at the first meeting held after the election of the Board of Directors, and each officer shall hold office until such officer shall resign or shall be removed by the Board of Directors (either with or without cause) or otherwise disqualified to serve, or the officer's successor shall be appointed and qualified. Any limitation on the foregoing powers of the Board of Directors of the Surviving Corporation with regard to the election and removal of officers may therefore only be effected by an amendment to the Delaware Bylaws. See "Amendment of Bylaws".

AMENDMENT OF CHARTER. Pursuant to Delaware and Nevada law, the Delaware Certificate and the Nevada Articles may be amended if the Board of Directors adopts a resolution setting forth the proposed amendment, declares its advisability and calls a special meeting of stockholders for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders. At the meeting, the amendment must be approved by a majority of the outstanding shares entitled to vote thereon.

AMENDMENTS OF BYLAWS. The Nevada Articles provide that the Nevada Bylaws could be amended, altered or repealed by the Board of Directors, subject to the power of the stockholders to amend, alter or repeal the Nevada Bylaws.

         Pursuant  to the  Delaware  Certificate,  the  Delaware  Bylaws  may be
altered, amended or repealed by the Board of Directors. Accordingly, the Delaware Bylaws currently in effect may be altered, amended or repealed in the future by the Board of Directors without the requirement of stockholder approval. However, the Delaware Bylaws do provide that a majority of stockholders may alter, amend or repeal the Delaware Bylaws, except that Section 3 of Article I (the provisions of the Bylaws relating to calling special meetings of stockholders) and Article II (the provisions of the Bylaws relating to directors) may only be altered, amended or repealed by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election. The power of the Board of Directors to alter, amend or repeal a bylaw which may be expressly adopted or amended by the stockholders is unclear under the Delaware GCL.

         The purpose of increasing the percentage of shareholders required to approve an alteration, amendment, or repeal of the provisions of the Bylaws relating to calling special meetings of stockholders and directors is to allow the Company to make use of the increased flexibility and certain other features afforded by Delaware law which the Board of Directors believes will encourage potential acquirors in any takeover attempts to negotiate directly with the Board of Directors.

INDEMNIFICATION. The Nevada GCL and the Delaware GCL have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and other agents. Each provides that indemnification is mandatory under certain circumstances (generally in respect of expenses incurred by an indemnified party who is successful on the merits in the proceeding giving rise to the claim for indemnification) and permissive in others, subject to authorization. The standard of conduct required of a person seeking indemnification from a corporation is generally the same under Nevada and Delaware law and requires that a person seeking indemnification shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of a criminal proceeding, have no reasonable cause to believe his conduct was illegal.

         The Nevada GCL and the Delaware GCL state expressly that the indemnification provided for therein shall not be deemed exclusive of any other rights under any other bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

         The Nevada GCL and the Delaware GCL provide that expenses may be advanced to officers and directors in a specific case upon receipt of an undertaking to repay such amount if it is ultimately determined that such indemnified party is not entitled to be indemnified. In addition, both Delaware and Nevada law permit the determination as to whether an officer or director has met the applicable standard of conduct to be made in certain circumstances by independent legal counsel.

         The Nevada Articles and Nevada Bylaws imposed and the Delaware Certificate and Delaware Bylaws currently provide for indemnification of any director, officer, employee or agent to the fullest extent authorized or permitted by law (as now or hereafter in effect).

LIMITATION ON PERSONAL LIABILITY OF DIRECTORS. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director or a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While the Nevada Code has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision permits a corporation to limit directors and officers from personal liability arising from a breach of the duty of loyalty.

The Delaware Certificate, like the Nevada Articles, contains a provision limiting the personal liability of directors. However, unlike the Delaware Certificate, the Nevada Articles also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities that arise under certain federal statutes such as the securities laws.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEVADA AND DELAWARE

         The Nevada GCL and the Delaware GCL differ in many respects, and consequently it is not practical to summarize all of such differences. The following is a summary of certain significant differences which may affect the rights and interests of stockholders.

CHANGE IN NUMBER OF DIRECTORS. The Nevada GCL provides that the number of directors of a corporation may be increased or decreased in such manner as provided in the articles of incorporation, or by an amendment thereto, or by the bylaws of the corporation.

         The Delaware GCL permits the board of directors of a corporation to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors may be made only by an amendment of such certificate.

REMOVAL OF DIRECTORS. Under the Nevada GCL, a director or the entire board of directors may be removed with or without cause, by the affirmative vote of the holders of at least two-thirds of the shares then entitled to vote.

         Under the Delaware GCL, a director or the entire board of directors of a corporation can be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. The term "cause" is not defined in the Delaware GCL. Consequently, questions concerning the legal standard for "cause" may have to be judicially determined, which determination could be difficult, expensive and time-consuming.

DIVIDENDS. Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides that a corporation may redeem or repurchase its shares only out of surplus.

The Nevada Code provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

Neither the Company nor the Surviving Corporation currently intends to pay dividends or make any other distribution on its capital stock. Nevertheless, the difference between the Delaware GCL and the Nevada Code with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distribution, if any are declared.

CALL OF SPECIAL MEETING OF STOCKHOLDERS. Under the Nevada GCL, a special meeting of stockholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at the special meeting, or such additional persons as may be provided in the articles of incorporation or bylaws.

         Under the Delaware GCL, special meetings of stockholders may be called by the board of directors or by such other person or persons as may be authorized by the certificate of incorporation or by the bylaws. The Delaware Bylaws provide that such meetings may be called by the Chairman of the Board, the President or the Board of Directors, and shall be called by the President or the Secretary at the request in writing of a majority of the directors or stockholders entitled to vote or as otherwise required by the Delaware General Corporation Law.

INDEMNIFICATION OF OFFICERS AND DIRECTORS. Nevada and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees, and agents. The Nevada and Delaware laws state expressly that the indemnification provided for therein shall not be deemed exclusive of any other rights under any other bylaws, agreement, vote of stockholders or disinterested directors or otherwise. In addition, Delaware and Nevada law permit court approval of such indemnification under certain conditions and permit determination regarding indemnification to be made by independent legal counsel, among others. See "Certain Significant Differences Between the Charter Documents of the Company and The Surviving Corporation - Indemnification."

PERSONAL LIABILITY OF DIRECTORS. A discussion of the Delaware law provision with respect to the personal liability of directors is included above under "Certain Significant Differences Between the Charter Documents of the Company and The Surviving Corporation - Personal Liability of Directors." No comparable provision exists under Nevada law.

VOTE REQUIRED FOR CERTAIN MERGERS AND CONSOLIDATIONS. Delaware law relating to mergers and other corporate reorganizations is substantially the same as Nevada law in a number of respects. Both Nevada and Delaware law provide for stockholder votes (except as indicated below and for certain mergers between a parent company and its 90% owned subsidiary) of both the acquiring and acquired corporation to approve mergers and of the selling corporation for the sale by a corporation of substantially all of its assets. Both Nevada and Delaware law provide for a stockholder vote to approve the dissolution of a corporation.

         Both Delaware and Nevada law do not require a stockholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each outstanding or treasury share of the surviving corporation before the merger is unchanged after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.

INSPECTION OF STOCKHOLDER LISTS. The Nevada GCL provides for an absolute right of inspection of the stockholder list upon five (5) days written demand for any stockholder holding 5% or more of a corporation's outstanding shares or any stockholder who has been a stockholder of record for at least six (6) months immediately preceding his demand.

         The Delaware GCL does not provide for any similar absolute right of inspection, but does permit any stockholder of record to inspect the stockholder list for any purpose reasonably related to such person's interest as a stockholder and, for a ten (10) day period preceding a stockholder meeting for any purpose germane to the meeting.

APPRAISAL RIGHTS IN MERGERS. Under both Nevada and Delaware law, a dissenting stockholder of a corporation participating in certain transactions may, under varying circumstances, receive cash in the amount of the fair market value of his shares (as determined by a court), in lieu of the consideration he would otherwise receive in any such transaction. Unless a corporation's certificate or articles of incorporation provide otherwise, Delaware and Nevada law do not provide for dissenters' rights of appraisal with respect to (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or widely held (by more than 2,000 stockholders), if such stockholders receive shares of the surviving corporation or of such a listed or widely-held corporation; or (ii) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

RESTRICTIONS ON BUSINESS COMBINATIONS/CORPORATION CONTROL. Both the Delaware GCL and the Nevada Code contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware GCL, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. The Delaware GCL defines as interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

Under the Nevada Code, except under certain circumstances which vary from the exceptions under the Delaware GCL, business combinations with interested stockholders are not permitted for a period of three years, following the date such stockholder became an interested stockholder. The Nevada Code defines an interested stockholder, generally, as a person who owns 10% or more, rather than 15% or more under the Delaware GCL, of the outstanding shares of the corporations' voting stock.

In addition, the Nevada Code generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger applications of the voting bar with respect to the shares newly acquired.

The Nevada Code also permits directors to resist a change or potential change in control of the corporation if the directors determine that the change or potential change is opposed to or not in the best interest of the corporation.

TENDER OFFER STATUTE. Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada. As of May 10, 2000, the Company had less than 100 stockholders of record who were Nevada residents. The Company also believes that it was not "doing business" in Nevada (a term that is not defined in the statute). Accordingly, the statute was not applicable to the Company at the effective date of the reincorporation. Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).

Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties than do the laws of many other states, including Nevada. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under Nevada law. In addition, certain types of "poison pill" defenses (such as stockholder rights plans) have been upheld by Delaware courts, while Nevada courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in Nevada less certain.

As discussed above, numerous differences between Nevada and Delaware law, effective without additional action by The Surviving Corporation, could have a bearing on unapproved takeover attempts. One such difference is the existence of a Delaware statute regulating tender offers, which statute is intended to limit coercive takeovers of companies incorporated in that state. Delaware law provides that a corporation may not engage in any business combination with any interested stockholder for a period of three (3) years following the date that such stockholder became an interested stockholder, unless (i) prior to the date the stockholder became an interested stockholder the Board of Directors approved the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock, or (iii) the business combination is approved by the Board of Directors and authorized by two-thirds of the outstanding voting stock which is not owned by the interested stockholder. An interested stockholder means any person that is the owner of 15% or more of the outstanding voting stock, however, the statute provides for certain exceptions to parties who otherwise would be designated interested stockholders, including an exception for parties that held 15% or more of the outstanding voting stock as of December 23, 1987. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at any time, by action of its stockholders. The Surviving Corporation has no present intention of opting out of the statute.

There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require stockholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of The Surviving Corporation's stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so. Stockholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of stockholders of The Surviving Corporation compared with the rights of stockholders of the Company.

The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the stockholders than would be available in a Board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms in the best interests of the Company and its stockholders.

In addition to the various anti-takeover measures that are now available to The Surviving Corporation following the reincorporation due to the application of Delaware law, The Surviving Corporation also retains the rights currently available to the Company under Nevada law to issue shares of its authorized but unissued capital stock. Following the reincorporation, shares of authorized and unissued Common Stock of The Surviving Corporation could (within the limits imposed by applicable law), be issued in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of The Surviving Corporation.

It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of the Common Stock of The Surviving Corporation, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for stockholder approval of a specific issuance would be a detriment to The Surviving Corporation and its stockholders.

APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS

INTRODUCTION

Stockholders of the Company who object to the terms of the Merger are entitled to certain rights under the provisions of Nevada Law, attached hereto as Exhibit
F. A PERSON HAVING A BENEFICIAL INTEREST IN THE SHARES OF THE COMPANY WHICH, HOWEVER, ARE HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD STOCKHOLDER TIMELY AND PROPERLY TO FOLLOW THE STEPS SET FORTH BELOW.

SUMMARY

Any stockholder who desires to exercise his statutory dissenters' rights must submit prior to the meeting, a written demand for the payment for his shares. (Such a written demand should be directed to the Corporate Secretary of the Company at the Company's executive offices.) Stockholders who voted in favor of the Reincorporation may not exercise dissenters' rights.

DISSENTING SHARES LOSE THEIR STATUS AS SUCH IF THE FOLLOWING OCCURS: THE STOCKHOLDER FAILS TO TIMELY DEMAND WRITTEN PAYMENT FOR HIS SHARES.

FAIR CASH VALUE

The stockholders of the Company who elect to exercise their statutory dissenters' rights under Nevada law and who properly and timely perfect them, by following the steps summarized above, are entitled to receive for their Company Common Stock the fair cash value of such shares within thirty (30) days after the written demand for payment for their shares is served on the Company. Such fair cash value is to be determined as of the date before the vote on the Merger Agreement, excluding any element of value arising from the expectation or the accomplishment of the Merger. Such dissenting stockholders also lose their status as stockholders and become creditors of the Company. Upon payment of the fair cash value such stockholders must transfer their shares to the Company.

If a demand for payment by a  dissenting  stockholder  remains  unpaid for sixty
(60) days, the Company shall petition the district court of Clark County, Nevada to appoint appraisers to appraise the fair cash value of the dissenting stockholder's shares.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION.


                                 PROPOSAL NO. 6

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Edward Isaacs & Company LLP has served as the Company's independent auditors since 1999 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Edward Isaacs & Company LLP has no interest, financial or otherwise, in the Company.

         A representative of Edward Isaacs & Company LLP is not expected to be present at the Annual Meeting.

         The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of Edward Isaacs & Company LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2000.

                          RECOMMENDATION OF THE BOARD:

         THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EDEARD ISAACS & COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding ownership of the Company's Common Stock as of April 7, 2000, by all persons known by the Company to be beneficial owners of five percent (5%) or more of the outstanding shares of Common Stock.


                                  Number of Shares             Approximate
                                                                Beneficially             Percentage of
Name*                                                            Owned                  Common Stock**

Jeremy T.G. Posner                                         2,280,829 (1)                      10.7%
Peter Leighton                                             2,000,000 (2)                       9.4%
Georgetown Vianet                                          1,066,656 (3)                       5.0%
c/o Charles R. Holzer,
23 E. 74th Street, New York, NY 10021
WorldCorp Management Group, Inc.                           2,230,000 (4)                      10.5%
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida 33308


-------------------

     * Except as noted above, the address for the above identified officers and directors of the Company is c/o Vianet Technologies, Inc., 83 Mercer Street, New York, New York, 10012.

     ** Percentages are based upon the assumption that the stockholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other stockholder has exercised any options he or she owns.

(1) Includes (i) an aggregate of 2,046,391 shares owned by entities controlled by Jeremy Posner, (ii) 232,520 shares which may be issued pursuant to warrants and options owned by Mr. Posner, which options are currently exercisable, and (iii) 1,918 shares owned by Mr. Posner's wife, as to which he disclaims beneficial ownership.

(2) Includes (i) 1,800,000 shares owned by entities controlled by Peter Leighton and his wife, and (ii) 200,000 shares that may be issued pursuant to warrants and options owned by Mr. Leighton, which options are currently exercisable.

(3) Includes 266,664 shares and 266,664 class A, B and C common stock purchase warrants, respectively.(4)Includes 270,000 shares and 1,960,000 common stock purchase warrants.

                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding ownership of the Company's Common Stock as of April 7, 2000, by (i) each director of the Company, (ii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and (iii) all directors and executive officers of the Company as a group.

                   Outstanding Common Stock Beneficially Owned


------------------------------------------------------------------------------------------------------------------------------------
                                                     Number of Shares of

Name and Address of Beneficial Owner**               Common Stock               Percentage of Voting Stock
------------------------------------------------------------------------------------------------------------------------------------
Jeremy T.G. Posner                                           2,280,829(1)                  10.7%
Peter Leighton                                               2,000,000(2)                   9.4%
Bruce Arnstein                                                  48,899(4)                      *
Vincent Santivasci                                               6,666(5)                      *
Elizabeth Disiere                                               40,000(6)                      *
Robert H. Bailey                                                20,470(3)                      *
Darrell J. Elliot                                               20,000(3)                      *
F. Paul Whitlock                                                20,000(3)                      *


     * Less than one percent.

     ** The address for each director and officer is c/o Vianet Technologies, Inc., 83 Mercer Street, 3rd Floor, New York, N.Y. 10012.

(1) Includes (i) an aggregate of 2,046,391 shares owned by entities controlled by Jeremy Posner, (ii) 232,520 shares which may be issued pursuant to warrants and options owned by Mr. Posner, which options are currently exercisable, and (iii) 1,918 shares owned by Mr. Posner's wife, as to which he disclaims beneficial ownership.

(2) Includes (i) 1,800,000 shares owned by entities controlled by Peter Leighton and his wife, and (ii) 200,000 shares that may be issued pursuant to warrants and options owned by Mr. Leighton, which options are currently exercisable.

(3) Does not include 40,000 shares which may be issued under outstanding stock options, 2/3 of which shares are not exercisable and subject to a two year vesting period.

(4) Does not include 150,000 shares which may be issued under outstanding stock options, 2/3 of which shares are not exercisable and subject to a one year vesting period.

(5) Does not include 50,000 shares which may be issued under outstanding stock options, which shares are not exercisable and subject to a three year vesting period.

(6) Includes 40,000 shares which may be issued under outstanding stock options. These outstanding options are fully vested.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer, Chairman of the Board and the Company's Chief Operating Officer, for services rendered in all capacities to the Company for the fiscal period ended December 31, 1999. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:


                                                                                       Long-Term Compensation

                                                       Other
                                                    Compen-sation

Name                Position     Year   Salary(1)                  Bonus
                                                                                   Awards                 Payouts
                                                                            Restricted  Securities   LTIP        All
                                                                            Stock       Underlying   Payouts    Other
                                                                            Award(s)     Options/      ($)      Compen
                                                                               ($)         SARs                -sation
                                                                                          (#)(2)                  ($)

Peter Leighton    President      1999    $125,000      $----       $----       ----        ----        ----      ----
                  and Chief
                  Executive
                  Officer

Jeremy Posner     Chairman       1999    $ 75,000      $----       $----       ----        ----        ----      ----

Bruce Arnstein    Chief          1999    $101,000      $----       $----       ----        ----        ----      ----
                  Operating
                  Officer

----------------
(1) As of December 31, 1999, Mr. Leighton's annual salary from Vianet is $250,000, Mr. Posner's annual salary from Vianet is $150,000 and Mr. Arnstein's annual salary from Vianet is $250,000.

(2) The number of securities under options granted reflects the number of Vianet Shares that may be purchased upon the exercise of such options.

                       STOCK OPTIONS GRANTS AND EXERCISES

         The following table shows the value at December 31, 1999 of unexercised options held by the named executive officers:


                       STOCK OPTIONS GRANTS AND EXERCISES

         The following table shows the value at December 31, 1999 of unexercised options held by the named executive officers:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

                                                                  Number of securities          Value of unexercised
                                                                 underlying unexercised    in-the-money optionsat fiscal
                                                                    options at fiscal                 year-end
                                                                      year-end (#)                      ($)
        Name            Shares acquired on     Value Realized   Exercisable/unexercisable    Exercisable/unexercisable*
                           exercise (#)             ($)

Peter Leightron,                Nil                 Nil             200,000 / Nil (1)                $612,500(2)
President and Chief
Executive Officer

Jeremy Posner,                  Nil                 Nil             200,000 / Nil (1)                $612,500(2)
Chairman

Bruce Arnstein,                 Nil                 Nil            66,667 / 83,333 (1)               $170,834(2)
Chief Operating
Officer

---------------------------
(1) Represents presently exercisable options to purchase 200,000 shares of common stock at $1.00 per share. (2) Assumes a fair market value of $4.0625 per share of common stock which is the closing price for the

     Company's common stock on December 31, 1999.

                              EMPLOYMENT CONTRACTS

         In March 2000, Vianet's Board of Directors approved a two-year employment agreement with Bruce Arnstein, effective as of November 24, 1999, pursuant to which Mr. Arnstein has been retained as Chief Operating Officer of the Company at an annual salary of $250,000. Mr. Arnstein is entitled to a bonus pursuant to his employment agreement at the discretion of the Board of Directors or compensation committee. In addition, the employment agreement provides that Vianet shall issue four year options to purchase an aggregate of 150,000 shares of common stock at an exercise price equal to the Closing Bid price for the common stock on November 24, 1999, 100,000 of which options shall May 1, 2000 and the remaining 50,000 options of which shall vest November 1, 2000. Such options shall also have piggy-back registration rights. The employment agreement contains a covenant not to compete whereby Mr. Arnstein agrees, for the term of the employment agreement, not to (i) directly or indirectly solicit any customer or known prospective customer who has contracted with Vianet to purchase products or services during the then preceding twelve month period. The employment agreement is terminable at will by either party upon sixty days written notice to the other after the initial two-year term. In the event that Vianet and Mr. Arnstein mutually agree to terminate the employment agreement prior to the expiration of the term of the employment agreement, Mr. Arnstein shall be paid through the term of the employment agreement, and any stock options that have not vested by the effective date of termination shall become vested.

                          TRANSACTIONS WITH MANAGEMENT

         In April 2000, Vianet entered into three-year consulting agreements with CFM Capital Limited, an entity owned and controlled by Peter Leighton, and Xelix Capital Limited., an entity owned and controlled by Jeremy Posner, effective as of January 1, 2000. The consulting agreements provide for base fees to CFM Capital Limited of $250,000 and base fees to Xelix Capital Limited of $150,000 per year (the "Base Fee"). In addition, consulting agreements provide that Vianet shall pay such additional compensation as shall be determined from time to time by the Board of Directors based upon the attainment of specific criteria as agreed to from time to time. The consulting agreements also provide for reimbursement of reasonable costs and expenses incurred. The consulting agreement are terminable (i) by either party in the event the other party fails to perform in accordance with the provisions of this Agreement, or (ii) by Vianet, at any time, upon thirty (30) days written notice. Upon termination the consultant shall cease all provision of services and no invoice shall be made for services performed after notice of suspension or termination. Upon termination, for any reason except breach of this agreement by consultant, Vianet shall pay to consultant an amount equal to or a change in control of Vianet, in addition to earned but unpaid Consulting Fees payable in accordance with Section 3, Vianet shall pay to Consultant severance in the amount equal to two times the Base Fee. The severance amount shall be payable in quarterly installments with the first payment due not later than thirty (30) days after termination. Except for the foregoing terms, Vianet has not entered into other employment or consulting agreements with any of the Named Executive Officers.

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Elizabeth Disiere, Vianet Technologies, Inc., 83 Mercer Street, New York, New York, no later than January 16, 2001.

                              OTHER PROPOSED ACTION

         The Board of Directors is not aware of any other business that will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ELIZABETH DISIERE, VIANET TECHNOLOGIES, INC., 83 MERCER STREET, NEW YORK, NEW YORK 10012, TELEPHONE NUMBER (212) 219-7680. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY MAY 20, 2000.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                             By Order of the Board of Directors,

                                                           /s/ ELIZABETH DISIERE
                                                               Elizabeth Disiere
                                                                       Secretary

New York, New York
May 15, 2000

PROXY                                                                      PROXY

                            VIANET TECHNOLOGIES, INC.

               PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 1, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Peter Leighton and Jeremy Posner, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Vianet Technologies, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 1, 2000 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY

                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of Vianet Technologies, Inc. to be held at the Dallas Marriott Quorom, 14901 Dallas Parkway, Dallas, Texas 75240 on June 1, 2000 at 10:00 a.m. (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-5

1.  ELECTION OF DIRECTORS --                         For         Withhold
    Nominees:

         Jeremy T.G. Posner                          [_]              [_]
         Peter Leighton                              [_]              [_]
         Robert H. Bailey                            [_]              [_]
         Darrell J. Elliott                          [_]              [_]
         Timothy P. Sullivan                         [_]              [_]
         F. Paul Whitlock                            [_]              [_]


    (Except nominee(s) written above)


                                                     For           Against              Abstain

2.  Proposal to adopt a classified                    [_]            [_]                   [_]
     Board of Directors.

                                                     For           Against              Abstain

3.  Proposal to approve an amendment to               [_]            [_]                   [_]
     the Company's Articles of Incorporation
     to authorize a class of preferred stock

                                                     For           Against              Abstain

4.  Proposal to approve the Company's 1999           [_]             [_]                   [_]
     Employee Stock Option Plan.

                                                     For           Against              Abstain

5.  Proposal to approve the Company's                 [_]            [_]                   [_]
     Reincorporation to Delaware.

                                                     For           Against              Abstain

6.  Proposal to ratify Edward Isaacs LLP              [_]            [_]                   [_]
     as independent auditors.


If you plan to attend the Annual Meeting please mark this box    [_]

Dated:________________, 2000

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________
     Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                            VIANET TECHNOLOGIES, INC.

     FIRST: The name of the corporation is Vianet Technologies, Inc. (the "Corporation").

     SECOND: That the Board of Directors of the Corporation, in lieu of meeting by consent, adopted the following resolution:

     RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Corporation that Article FOUR of the Certificate of Incorporation be amended to read as follows:

     1. The total number of shares which the corporation shall have authority to issue is 110,000,000, all of which have a par value of $0.001; 100,000,000 of said shares are Common Stock and 10,000,000 of said shares are Preferred Stock.

     2. The powers, preferences and rights, and the qualifications, limitations and restrictions of the Corporation's Common Stock and Preferred Stock are as follows:

          (a) holders of the Corporation's Common Stock as a class, have equal ratable rights to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor and are entitled upon liquidation of the Company to share ratably in the net assets available for distribution, are not redeemable and have no pre-emptive or similar rights; and holders of the Corporation's Common Stock have one non-cumulative vote for each share held of record on all matters to be voted on by the Corporation's stockholders.

          (b) the shares of Preferred Stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors. The Board of Directors is hereby expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of Preferred Stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Delaware.

     THIRD: The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendments is

-------------------------------.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed this ___ day of June __, 2000.

------------------------                                 -----------------------
Peter Leighton, President                           Elizabeth Disiere, Secretary



State of:___________________
County of:_________________
This instrument was acknowledged before me on ________________, 2000 by Peter Leighton as President as designated to sign this certificate of Vianet Technologies, Inc.

---------------------------
Notary Public Signature

                                    EXHIBIT B

                            VIANET TECHNOLOGIES, INC.

                            1999 STOCK INCENTIVE PLAN

1.       Purpose

         The purpose of this 1999 Stock Incentive Plan (the "Plan") of Vianet Technologies, Inc., a Nevada corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.       Eligibility

         All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       Administration, Delegation

(1) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(2) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

(3) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in
Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Awards.
         --------------------------

(1) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 5,000,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Per-Participant Limit. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Exchange Act, the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 100,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5.       Stock Options

(1) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

(2) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(3) Exercise  Price.   The  Board  shall  establish  the  exercise  price at the
time each Option is granted and specify it in the applicable option agreement.

(4) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(5) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(6) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)      in cash or by check, payable to the order of the Company;

(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

(4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5)      by any combination of the above permitted forms of payment.

6.       Restricted Stock

(1) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

(2) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       Other Stock-Based Awards

         The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.       Adjustments for Changes in Common Stock and Certain Other Events

(1) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and
Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

(2) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

(3)      Acquisition and Change in Control Events

        (1)      Definitions

                (1)      An "Acquisition Event" shall mean:

                        (1) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                        (2) any exchange of shares of the Company for cash, securities or other property pursuant to a
                                            statutory       share       exchange
                                            transaction.

(2)      A "Change in Control Event" shall mean:

                         (1) the  acquisition by an individual,  entity or group
                    (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either
                    (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or
                    (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or (1)

                         (2) such time as the  Continuing  Directors (as defined
                    below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                         (3) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(2)      Effect on Options

                         (1) Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Acquisition Event. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                         Notwithstanding  the  foregoing,  if the  acquiring  or
                    succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                         (2) Change in Control Event that is not an  Acquisition
                    Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then-outstanding shall automatically become immediately exercisable in full.

(3)      Effect on Restricted Stock Awards

                         (1) Acquisition Event that is not a Change in Control Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                         (2) Change in Control  Event.  Upon the occurrence of a
                    Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then-outstanding shall automatically be deemed terminated or satisfied.

(4)      Effect on Other Awards

                         (1) Acquisition Event that is not a Change in Control Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                         (2) Change in Control  Event.  Upon the occurrence of a
                    Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any other Award or any other agreement between a Participant and the Company, all other Awards shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award.

9.       General Provisions Applicable to Awards

     (1) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (2) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (3) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (4) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (5) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (6) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (7) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (8) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.      Miscellaneous

     (1) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (2) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (3) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (4) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

     (5) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, without regard to any applicable conflicts of law.

                                    Exhibit C

                                    EXHIBIT C

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is made as of _________, 2000, by and between Vianet Technologies, Inc., a Nevada corporation (the "Company"), and Vianet Technologies, Inc., a Delaware corporation ("Vianet Delaware," and together with the Company, the "Constituent Corporations").

         This Merger Agreement has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with
Section 252 of the General Corporation Law of the State of Delaware.

         The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 ("Company Common Stock"), and the authorized capital stock of Vianet Delaware consists of 100,000,000 shares of Common Stock, $0.001 par value (the "Vianet Delaware Common Stock"), and 10,000,000 shares of Preferred Stock, $0.001 par value. The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that the Company merge into Vianet Delaware upon the terms and conditions provided herein.

         NOW, THEREFORE, the parties hereby adopt the plan of reorganization encompassed by this Merger Agreement and hereby agree that the Company shall merge into Vianet Delaware on the following terms, conditions and other provisions:

         1.  TERMS AND CONDITIONS

         1.1 MERGER. The Company shall be merged with and into Vianet Delaware, which shall be the surviving corporation effective at the earlier of the date when this Merger Agreement is filed as part of the required Articles of Merger with the Secretary of State of the State of Nevada or the date when a certificate of Merger is filed with the Secretary of State of the State of Delaware (the "Effective Date").

         1.2 SUCCESSION. On the Effective Date, Vianet Delaware shall succeed to all of the rights, privileges, powers, immunities and franchises and all the property, real, personal and mixed of the Company, without the necessity for any separate transfer. Vianet Delaware shall thereafter be responsible and liable for all liabilities and obligations of the Company, and neither the rights of creditors nor any liens on the property of the Company shall be impaired by the merger.

         1.3 COMMON STOCK OF THE COMPANY AND VIANET DELAWARE. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each share of Company Common Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of Vianet Delaware Common Stock; and (ii) each share of Vianet Delaware Common Stock issued and outstanding immediately prior to the Effective Date shall be cancelled and returned to the status of authorized but unissued shares, without the payment of any consideration therefor.

         1.4 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of Company Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Vianet Delaware into which the shares of the Company represented by such certificates have been converted as provided herein and shall be so registered on the books and records of Vianet Delaware or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Vianet Delaware or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Vianet Delaware evidenced by such outstanding certificate as provided above.

         1.5 OPTIONS. On the Effective Date, Vianet Delaware will assume and continue the stock option plan of the Company and any successor plan or plans, and the outstanding and unexercised portions of all options to buy Company Common Stock shall become options for the same number of shares of Vianet Delaware Common Stock with no other changes in the terms and conditions of such options, including exercise prices, and effective upon the Effective Date, Vianet Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of the Company with respect thereto.

         1.6 ACTS, PLANS, POLICIES, AGREEMENTS, ETC. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Vianet Delaware and shall be as effective and binding thereon as the same were with respect to the Company.

         2.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Vianet Delaware as in effect immediately prior to the Effective Date shall remain the Certificate of Incorporation and Bylaws of Vianet Delaware after the Effective Date.

         2.2 DIRECTORS AND OFFICERS. On the Effective Date, the Board of Directors of Vianet Delaware will consist of the members of the Board of Directors of the Company immediately prior to the Merger. The directors will continue to hold office as directors of Vianet Delaware for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of Vianet Delaware upon the effectiveness of the Merger.

         3.  MISCELLANEOUS

         3.1 FURTHER ASSURANCES. From time to time, and when required by Vianet Delaware or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to conform of record or otherwise, in Vianet Delaware the title to and possession of all the property, intents, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the directors and officers of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 AMENDMENT. At any time before or after approval by the stockholders of the Company, this Merger Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the stockholders of the Company) as may be determined in the judgment determined in the judgment of the respective Boards of Directors of the Company and Vianet Delaware to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3 ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be terminated and the merger may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Merger Agreement by the stockholders of the Company, or the consummation of the merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Constituent Corporations.

         3.4  GOVERNING  LAW.  This  Merger  Agreement  shall be  governed    by
and  construed  in  accordance  with the laws of the State of Delaware.

                                    EXHIBIT D

                            ARTICLES OF INCORPORATION

                          CERTIFICATE OF INCORPORATION

                                       OF

                            VIANET TECHNOLOGIES, INC.

     FIRST: The name of the corporation is Vianet Technologies, Inc.

     SECOND: The address of its registered office in the State of Delaware is 1013 Centre Road, City of Wilmington, 19805, County of New Castle; and the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

     THIRD: The nature of the business or purposes to be conducted or promoted by the corporation is: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: 1. The total number of shares which the corporation shall have authority to issue is 110,000,000, all of which have a par value of $0.001; 100,000,000 of said shares are Common Stock and 10,000,000 of said shares are Preferred Stock.

     2. The powers, preferences and rights, and the qualifications, limitations and restrictions of the Corporation's Common Stock and Preferred Stock are as follows:

                         (a) holders of the Corporation's Common Stock as a class, have equal ratable rights to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor and are entitled upon liquidation of the Company to share ratably in the net assets available for distribution, are not redeemable and have no pre-emptive or similar rights; and holders of the Corporation's Common Stock have one non-cumulative vote for each share held of record on all matters to be voted on by the Corporation's stockholders.

                         (b) the  shares  of  Preferred  Stock  may be issued in
                    series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors. The Board of Directors is hereby expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of Preferred Stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Delaware.

     FIFTH: The corporation is to have perpetual existence.

     SIXTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the By-Laws of the corporation.

     SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the corporation. Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

     EIGHTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors or any other person herein are granted subject to this reservation.

     NINTH: No director of the corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

     TENTH: The name and mailing address of the incorporator is:

                           Jeremy Posner

                          c/o Vianet Technologies, Inc.

                           83 Mercer Street

                            New York, New York 10012

     I, THE UNDERSIGNED, being the sole incorporator, hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of ______, 2000.

                                                        ------------------------
                                                                   Jeremy Posner

                                    EXHIBIT E

                                     BY-LAWS

                                       OF

                            VIANET TECHNOLOGIES, INC.

                            ARTICLE I. - Stockholders

     1. Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors, the Chairman of the Board or the President or, if not so designated, at the registered office of the corporation.

     2. Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors, the Chairman of the Board or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Board of Directors, the Chairman of the Board or the President and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as is convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

     3. Special Meetings. Special meetings of stockholders may be called at any time only by the Chairman of the Board, the President or the Board of Directors, and shall be called by the President or the Secretary at the request in writing of a majority of the directors or stockholders entitled to vote or as otherwise required by the Delaware General Corporation Law. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

     4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     5. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

     6. Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

     7. Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

     8. Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law, the Certificate of Incorporation or these By-Laws. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize another person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent. No such proxy shall be voted or acted upon after six months from the date of its execution, unless the proxy expressly provides for a longer period, which period in no case shall exceed three (3) years from its execution. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

     9. Action at Meeting. When a quorum is present at any meeting, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. Any election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

     10. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section
10. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

     The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     11. Notice of Business at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the corporation, the procedures in Section 10 of Article I must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 11 and except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 11.

     The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 11, and if he should so determine, the chairman shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

     12. Action without Meeting. Except as otherwise provided by the Certificate of Incorporation, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the Corporation Law or the Certificate of Incorporation or of these By-Laws, the meeting and vote of shareholders may be dispensed with if the majority of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken.

     13. Organization. The Chairman of the Board, or in his absence the Vice Chairman of the Board, or the President, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting, provided, however, that the Board of Directors may appoint any stockholder to act as chairman of any meeting in the absence of the Chairman of the Board. The Secretary of the corporation shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

                             ARTICLE II. - Directors

     1. General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws.

     2. Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

     3. Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     4. Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 2001; each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2002, and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2003; and provided further, that the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     5. Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     6. Quorum; Action at Meeting. (a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws.

         (b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

     7. Removal. Directors of the corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

     8. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     9. Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     10. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     11. Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, or two or more directors.

     12. Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

     13. Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

     14. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

     15. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

     16. Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                             ARTICLE III. - Officers

     1. Enumeration. The officers of the corporation shall consist of a Chairman of the Board, President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including, but not limited to, a Chief Executive Officer, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

     2. Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

     3. Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

     4. Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

     5. Resignation and Removal. Any officer may resign by delivering his or her written resignation to the corporation at its principal office or to the Chairman of the Board, President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

     Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

     6. Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified, or until his earlier death, resignation or removal.

     7. Chairman of the Board and Vice Chairman of the Board. The Board of Directors shall appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and if he is a director, at all meetings of the Board of Directors. In addition, the Board of Directors may appoint a Vice Chairman of the Board, who shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him or her by the Board of Directors.

     8. Chief Executive Officer. The Board of Directors may appoint a Chief Executive Officer. The person designated as the Chief Executive Officer of the Company shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation.

     9. President. Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The President shall perform such other duties and shall have such other powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

     10. Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, then, in the order determined by the Board of Directors, the President (if he is not the Chief Executive Officer) and the Vice President (or if there shall be more than one, the Vice Presidents) shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

     11. Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

     12. Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

     The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

     13. Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                           Article IV. - Capital Stock

         1. Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

         2. Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him or her in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or any Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

         Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

         3. Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

         4. Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

         5. Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

         If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                         ARTICLE V. - General Provisions

     1. Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.

     2. Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

     3. Dividends. Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

     4. Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telecopy or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

     5. Voting of Securities. Except as the directors may otherwise designate, the Chairman of the Board or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

     6. Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     7. Certificate of Incorporation. All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

     8. Conflicts of Interest; Transactions with Interested Parties. Any conflicts of interest that may arise between the Corporation and the interests of its officers and directors will be resolved in a fair manner which will protect the interest of the Corporation pursuant to Delaware law. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

          a. The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

          b. The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          c. The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     9. Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

     10. Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                            ARTICLE VI. - Amendments

         1.       By the Stockholders.

                  (a) Section 3 of Article I and Article II (in its entirety) of these By-Laws may each only be altered, amended or repealed by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election.

                  (b) Except as provided in paragraph (a) of this Section 1, these By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting.

         2. By the Board of  Directors.  Except as provided in paragraph  (a) of
Section 1 of this Article VI, these By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

                            ARTICLE VIII. - INDEMNITY

         The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee or agent of the Corporation or any predecessor of the Corporation or serves or served any other enterprise as a director, officer or employee or agent at the request of the Corporation or any predecessor of the Corporation.

EXHIBIT F

            NEVADA REVISED STATUTES CHAPTERS 92A.300 THROUGH 92A.500
                           RIGHTS OF DISSENTING OWNERS

92A.300 DEFINITIONS.--As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305 "BENEFICIAL STOCKHOLDER" DEFINED.--"Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310 "CORPORATE ACTION" DEFINED.--"Corporate action" means the action of a domestic corporation. 92A.315 "DISSENTER" DEFINED.--"Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

92A.320 "FAIR VALUE" DEFINED.--"Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325 "STOCKHOLDER" DEFINED.--"Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330 "STOCKHOLDER OF RECORD" DEFINED.--"Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

92A.335 "SUBJECT CORPORATION" DEFINED.--"Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340 COMPUTATION OF INTEREST.--Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP.--A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY.--The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.--1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.--1. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the domestic corporation is a party:

          (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

          (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A. 180.

     (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

     (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.--1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

           (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                (I)  The surviving or acquiring entity; or

                (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

           (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.--1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

        (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

         (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.--1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken BY WRITTEN CONSENT OF THE STOCKHOLDERS OR without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Last amended by Ch. 208, L. '97, eff.10-1-97.) Ch. 208, L. '97, eff. 10-1-97, added matter in italic.

92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.--1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

         (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

         (b) Must not vote his shares in favor of the proposed action.

    2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.--1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

         (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

         (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

         (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

         (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

         (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

    92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.--1. A stockholder to whom a dissenter's notice is sent must:

         (a) Demand payment;

         (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

        (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, BEFORE THE PROPOSED CORPORATE ACTION IS TAKEN retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Last amended by Ch. 208, L. '97, eff. 10-1-97.) Ch. 208, L. '97, eff. 10-1-97, added matter in italic.

92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.--1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.--1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.--1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.--1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.--1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter hose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

         (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

         (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.--1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

         (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced   pursuant
to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17. 115.